ASSIGNMENT AGREEMENT

This Assignment Agreement (the "Assignment Agreement") is made as of the 9 day of March, 2017 (the "Effective Date"), by and among Garmatex Technologies, Inc., a company incorporated under that laws of the Province of British Columbia, Canada (the "Assignor") and Garmatex, Inc., a Delaware corporation ("GIDC"), and Garmatex Holdings Ltd., a Nevada corporation (the "Assignee").

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby act and agree as follows:

1. **Assignment.**

(a) For value received, the Assignor hereby sells, assigns and transfers unto the Assignee all of its right, title and interest in and to 100 shares (the "Shares") of the Common Stock of GIDC, which shares represent 100% of the issued and outstanding shares of GIDC.

2. **Representations and Warranties of Assignor.** The Assignor hereby represents and warrants:

(a) that the execution, delivery and performance of this Agreement and all other agreements, documents and instruments contemplated by this Agreement to which the Assignor is a party and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of such entity; and

(b) that the Shares to be conveyed and transferred to Assignee hereunder shall be transferred to the Assignee free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever.

3. **Representations, Warranties and Acknowledgements of Assignee.** Assignee hereby represents and warrants:

(a) that the Assignee has all requisite power and authority to execute and deliver this Agreement and to consummate the acquisition of the Shares and to comply with the terms, conditions and provisions of this Agreement; and

(b) Assignee acknowledges that it shall assume all outstanding liabilities of GIDC, which at the time of the assignment shall be limited to the current CEO and Presidents actual accrued salary in the aggregate amount of $270,419USD; and,

(b) that Assignee acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the "1933 Act"), on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(1); and

(c) that Assignee acknowledges that the Shares may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely.

5. **Representations and Warranties of DICG.** DIGC hereby represents and warrants:

(a) that it has all requisite power and authority to execute and deliver this Agreement and to consummate the acquisition of the Shares and to comply with the terms, conditions and provisions of this Agreement; and

(b) that the execution, delivery and performance of this Agreement, documents and instruments contemplated by this Agreement to which the Assignee is a party and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of such entity.

6. **Notice of Assignment.** Notice of the assignment under this Assignment Agreement shall be given by Assignor to all parties to the Assigned Liabilities or to such parties' duly authorized agents.

7. **Further Assurances.** Assignor, Assignee and/or GIDC at the request of the other and without further consideration, hereby agree to execute and deliver after the date of this Assignment Agreement such other instruments or documents and to take such additional actions as may be reasonably requested by the other party in order to effect or complete the assignment contemplated hereby.

8. **Governing Law; Venue.** To the extent permitted by law, the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

9. **Counterparts; Facsimile Signatures.** This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be sufficient for execution of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered as a document under seal as of the date first above written.

GARMATEX TECHNOLOGIES, INC.
ASSIGNOR:

/s/ Darren Berezowski
By: Darren Berezowski
Its: CEO

GARMATEX HOLDINGS LTD.
ASSIGNEE:

/s/ Devon Loosdrecht
By: Devon Loosdrecht
Its: Presidnet

GARMATEX, INC.

/s/ Darren Berezowski
By: Darren Berezowski
Its: Director